SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  April 2, 1997
                Date of Report (Date of earliest event reported)



                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)



                           DELAWARE 0-23044 93-0976127
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)             Identification No.)



             10802 Parkridge Boulevard, Reston, Virginia 20191-5416
               (Address of principal executive offices) (Zip Code)



                                 (703) 758-6000
              (Registrant's telephone number, including area code)






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Item 5.  Other Events

On April 2, 1997, American Mobile Radio Corporation ("AMRC"), a subsidiary of American Mobile Satellite Corporation, was a winning bidder for an FCC license to provide satellite-based Digital Audio Radio Service ("DARS") throughout the United States. AMRC will pay $89.9 million for the 12 1/2 MHz S-band license, one of two auctioned by the FCC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMERICAN MOBILE SATELLITE CORPORATION
                                           (Registrant)



Date: April 2, 1997                       /s/ Randy S. Segal
                                          Randy S. Segal
                                          Secretary